UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 22, 2011

LANTHEUS MEDICAL IMAGING, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-169785	51-0396366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 Treble Cove Road, North Billerica, MA 01862

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:  (978) 671-8001

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Vice President, Finance and Chief Accounting Officer

On July 22, 2011, Jeffrey Young was appointed Vice President, Finance and Chief Accounting Officer of Lantheus Medical Imaging, Inc. (the “Company”).  Mr. Young, age 38, previously served as the Company’s Global Controller and Assistant Treasurer, a position he held since November 2008.  In his new role, Mr. Young will manage all aspects of the Company’s finance, accounting, management and SEC reporting, treasury and other functions.  He also will continue to report to Robert Gaffey, the Company’s Chief Financial Officer, and serve as the Company’s Assistant Treasurer.  Prior to joining the Company, Mr. Young held various positions at Critical Therapeutics, a biopharmaceutical company, from 2005 to 2008, most recently as Chief Accounting Officer, Vice President of Finance and Treasurer.  Mr. Young also held positions of increasing responsibility at PerkinElmer from 2003 to 2005 and at PricewaterhouseCoopers from 1998 to 2002.  Mr. Young is a certified public accountant and holds a Bachelor of Science in Business Administration from Georgetown University.

Mr. Young’s compensation consists of an annual base salary of $252,000 and an annual cash bonus of 15%, 30% or 60%, respectively, of his annual base salary, based on the Company meeting certain threshold, target or above target performance metrics under its 2011 Executive Leadership Team Incentive Bonus Plan.  In addition, Mr. Young is entitled to receive a supplemental grant to purchase 10,000 shares of common stock of the Company’s ultimate parent, Lantheus MI Holdings, Inc., under its 2008 Equity Incentive Plan.

A copy of the Company’s press release, dated July 26, 2011, announcing the promotion of Mr. Young to Vice President, Finance and Chief Accounting Officer is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Resignation of Vice President, Sales and Marketing

On July 25, 2011, Robert A. Spurr submitted his resignation as the Company’s Vice President, Sales and Marketing, effective immediately.  Mr. Spurr submitted his resignation in order to pursue other career opportunities.  While alternative replacements are being considered, Mr. Spurr’s responsibilities have been transitioned to existing leadership on an interim basis.  A copy of the Company’s press release, dated July 27, 2011, announcing the management change is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits
99.1	Press Release, dated July 26, 2011, announcing the promotion of Jeffrey Young to Vice President, Finance and Chief Accounting Officer
99.2	Press Release, dated July 27, 2011, announcing the resignation of Robert A. Spurr as Vice President, Sales and Marketing

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTHEUS MEDICAL IMAGING, INC.

By:	/s/ Michael P. Duffy
Name:	Michael P. Duffy
Title:	Secretary

Date:  July 28, 2011

EXHIBIT LIST

Exhibit Number	Description of Exhibits
99.1	Press Release, dated July 26, 2011, announcing the promotion of Jeffrey Young to Vice President, Finance and Chief Accounting Officer
99.2	Press Release, dated July 27, 2011, announcing the resignation of Robert A. Spurr as Vice President, Sales and Marketing